UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

JULY 24, 2001
------------------
(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)

   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)

ITEM 9. Regulation FD Disclosure.

Supplemental summary information of the Company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer


Date: July 24, 2001



Cap/Client Reclass Impact

Adjusted Year-To-Date*


                            YTD 3/31/00                   YTD 6/30/00
                    --------------------------      --------------------------
                       PPA     Accessions           PPA    Accessions
                         $           millions                $        millions
                    --------------------------     --------------------------

Client                22.57          6.6                 22.44         13.5

Cap                     8.26          2.7                   8.48           5.1
FFS                   40.64          3.9                 41.04           8.1
                       -------      ------               -------       ------
Tot Mgd Care   27.70          6.6                  28.44         13.2
                         ====       ====               =====       ====


                           YTD 9/30/00                   YTD 12/31/00
                     --------------------------      -------------------------
                        PPA     Accessions           PPA    Accessions
                          $           millions                $        millions
                     --------------------------     --------------------------

Client                22.58         20.4                  22.70        27.1

Cap                     8.54           7.7                     8.89        10.6
FFS                   41.41         12.0                  42.32         16.0
                      --------      ------                --------     ------
Tot Mgd Care   28.63         19.7                   28.97        26.6
                        =====       ====                 =====      ====







*Note:  Schedule reflects reclassification of certain revenues from Cap to Client for all periods presented.









Cap/Client Reclass Impact

Adjusted Year-To-Date*


                                YTD 3/31/01
                         --------------------------
                            PPA     Accessions
                              $           millions
                          --------------------------

Client                    23.54          6.8


Cap                          8.91          2.8
FFS                        43.21          4.2
                          ---------     ------
Tot Mgd Care        29.28          7.0
                            ======      ====


*Note:  Schedule reflects reclassification of certain revenues from Cap to Client for all periods presented.